                                                                       Exhibit 2


                                   EXHIBITS

                          (10) Government Contracts.
                               ---------------------

       2.   Title:                Housing and Maintenance of Non-Human Primates
                                  for VRC.
            Institute:            National Institute of Allergy and Infectious
                                  Diseases
            Contract Period:      3/1/2001 - 2/28/2008

                                                                                                              OMB NO. 0990-0115
------------------------------------------------------------------------------------------------------------------------------------
                                                1. THIS CONTRACT IS A RATED ORDER          RATING             PAGE OF      PAGES
                AWARD/CONTRACT                     UNDER DDPAS (15CFR 350)                                       1          18
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst Ident.) NO.             3. EFFECTIVE DATE                4. REQUISITION PURCHASE REQUEST/PROJECT NO.,
                                                         March 1, 2001              301264
NO1-AO-12743
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                          CODE         2668-12743   6. ADMINISTERED BY (If other than item 5.)      CODE
                                            ------------------                                                         -------------
Nat'l  Institute of Allergy
and Infectious Diseases
Acq. Mgmt. & Operations Brch, Room 1130
6700-B Rockledge Dr., MSC 7605
Bethesda, Maryland 20892-7605

------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF THE CONTRACTOR         (No., street, city, county, State and ZIP Code     8. DELIVERY
                                                                                                 _______FOB ORIGIN      X  OTHER
                                                                                                                      -----
                                                                                         -------------------------------------------
Bioqual, Inc.                                                                             9. DISCOUNT FOR PROMPT      PAYMENT
9600 Medical Center Drive                                                                    Net 30 Day
Rockville, Maryland 20850
                                                                                         -------------------------------------------
                                                                                         10. SUBMIT INVOICES           ITEM
                                                                                         (4 copies unless otherwise
                                                                                          specified)
                                                                                         TO THE ADDRESS SHOWN IN
                                                                                                                       SEE SECTON G
                                                                                                                       ARTICLE G.3.
-----------------------------------------------------------------------------------------
CODE                                             FACILITY CODE
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                       CODE                          12. PAYMENT WILL BE MADE BY      CODE
                                                    --------------------                                          ------------------
    SEE ARTICLE D.2.                                                         ARTICLE G.3.
------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION.            14. ACCOUNTING AND APPROPRIATION DATA
                                                                                CAN1  18335193                TIN  1133078199A2
                                                                                      --------                     ------------
______10 U.S.C. 2304(C) (  )     ______41 U.S.C. 253 (C) (  )                   CAN2                               $1,039,909
                                                                                                                   ----------
                                                                             OC CODE  25.2E
                                                                                      -----
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.                        15B. SUPPLIES/SERVICES             15C. QUANTITY    15D. UNIT    15E. UNIT PRICE   15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Tech. Suppt Svcs
Title:  Housing & Maintenance of Non-Human Primates for VRC
Period:  March 1, 2001 through February 28, 2008
Amount allotted:  $1,039,909
Contract Type:  CPFF
------------------------------------------------------------------------------------------------------------------------------------
                                                                         15G. TOTAL AMOUNT OF CONTRACT                  $ 8,230,253
------------------------------------------------------------------------------------------------------------------------------------
                                                         16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X)      SEC.              DESCRIPTION                PAGE(S)    (X)   SEC.                   DESCRIPTION                 PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
                      PART I - THE SCHEDULE                                            PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
 X        A    SOLICITATION/CONTRACT FORM                1       X     I    CONTRACT CLAUSES                                   11
------------------------------------------------------------------------------------------------------------------------------------
 X        B    SUPPLIES OF SERVICES AND                  2                  PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH
               PRICES/COSTS
------------------------------------------------------------------------------------------------------------------------------------
 X        C    DESCRIPTION/SPECS./WORK STATEMENT         3       X     J    LIST OF ATTACHMENTS                                17
------------------------------------------------------------------------------------------------------------------------------------
 X        D    PACKAGING AND MARKING                     4                        PART IV - REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
 X        E    INSPECTION AND ACCEPTANCE                 5       X     K    REPRESENTATIONS, CERTIFICATIONS AND                18
------------------------------------------------------------------------------------------------------------------------------------
 X        F    DELIVERIES OR PERFORMANCE                 5                  OTHER STATEMENTS OF OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X        G    CONTRACT ADMINISTRATION DATA              7             L    INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X        H    SPECIAL CONTRACT REQUIREMENTS             9             M    EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                     CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17. X  CONTRACTORS NEGOTIATED AGREEMENT (Contractor is required to sign      18. ____AWARD (Contractor is not required to sign this
   ---
this document and return    3     copies to issuing office.) Contractor      document.)
agrees to furnish and deliver all items or perform all the services          Your offer on Solicitation Number _____________________
set forth or otherwise identified above and on any continuation              including the additions or changes made by you which
sheets for the consideration stated herein. The rights and obligations of    additions or changes are set forth in full above, is
the parties to this contract shall be subject to and governed by the         herein accepted as to the items listed above and on any
following documents: (a) this award/contract, (b) the solicitation, if       continuation sheets. This award consummates the
any, and (c) such provisions, representations, certifications, and           contract which consists of the following documents:
specifications, as are attached or incorporated by reference herein.         (a) the Government's solicitation and your offer and
(Attachments are listed herein.)                                             (b) this award/contract. No further contractual
                                                                             document is necessary.
------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                                20A. NAME OF CONTRACTING OFFICER
     Michael P. O'Flaherty, COO                                                Karin E. Eddy
                                                                               Contracting Officer, NIAID
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                                  19 C. DATE          20B. UNITED STATES OF AMERICA        20 C. DATE SIGNED
     BY   /s/ Michael P. O'Flaherty                         3/01/01                BY   /S/ Karin E. Eddy                 3/01/01
          ---------------------------------------                                       -----------------
          (Signature of person authorized to sign)                                        (Signature of
                                                                                       Contracting officer)
------------------------------------------------------------------------------------------------------------------------------------

ISN 7540-01-152-8069              26-107            STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                          *GPO:1985 O-461-275 (418) FAR (48 CFR) 53.214(a)

DETAILED TABLE OF CONTRACT CONTENTS
-----------------------------------

PART I-THE SCHEDULE
-------------------
         SECTION A- SOLICITATION/CONTRACT FORM.                                                                                   1
         -------------------------------------

         SECTION B -SUPPLIES OR SERVICES AND PRICE/COSTS                                                                          2
         -----------------------------------------------
                  Article B.1.  Brief Description of Supplies or Services                                                         2
                  Article B.2.  Estimated Costs and Fixed Fee                                                                     2
                  Article B.3.  Provisions Applicable to Direct Costs                                                             2
                  Article B.4.  Advance Understandings                                                                            3

         SECTION C- DESCRIPTIONS/SPECIFICATIONS/WORK STATEMENTS                                                                   3
         ------------------------------------------------------
                  Article C.1.  Statement of Work                                                                                 3
                  Article C.2.  Reporting Requirements                                                                            3

         SECTION D- PACKAGING MARKING AND SHIPPING                                                                                4
         -----------------------------------------
                  Article D.1.  Packaging                                                                                         4
                  Article D.2.  Shipping                                                                                          4

         SECTION E -INSPECTION AND ACCEPTANCE                                                                                     5
         ------------------------------------

         SECTION F- DELIVERIES OR PERFORMANCE                                                                                     5
         ------------------------------------
                  Article F.1.  Period of Performance                                                                             5
                  Article F.2.  Deliveries                                                                                        5
                  Article F.3.  Clauses Incorporated by Reference                                                                 6

         SECTION G -CONTRACT ADMINISTRATION DATA                                                                                  7
         ---------------------------------------
                  Article G.1.  Project Officer                                                                                   7
                  Article G.2.  Key Personnel                                                                                     7
                  Article G.3.  Invoice Submission/Contract Financing Request and Financial Report                                7
                  Article G.4.  Indirect Cost Rates                                                                               8
                  Article G.5.  Government Property                                                                               8
                  Article G.6.  Post Award Evaluation of Past Performance                                                         9

         SECTION H -SPECIAL CONTRACT REQUIREMENTS                                                                                10
         ----------------------------------------
                  Article H.1.  Reimbursement of Costs for Independent Research and Development                                  10
                  Article H.2.  Human Subjects                                                                                   10
                  Article H.3.  Needle Exchange                                                                                  10
                  Article H.4..Animal Welfare Assurance                                                                          10
                  Article H.5.  Press Releases                                                                                   11
                  Article H.6.  Reporting Matters Involving Fraud, Waste and Abuse                                               11

PART II -CONTRACT CLAUSES
-------------------------
         SECTION I -CONTRACT CLAUSES                                                                                             11
         ---------------------------
                  Article I.1 General Clauses for a Cost Reimbursement Service Contract                                          11
                  Article I.2. Authorized Substitution of Clauses                                                                12
                  Article I.3. Additional Contract Clauses                                                                       14
                  Article I.4. Additional FAR Contract Clauses Included in Full Text                                             15

PART III- LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
-----------------------------------------------------------
         SECTION J - LIST OF ATTACHMENTS                                                                                         17
         -------------------------------

PART IV -REPRESENTATIONS AND INSTRUCTIONS                                                                                        18
-----------------------------------------
         SECTION K- REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
         ---------------------------------------------------------------
         OF OFFEROR                                                                                                              18
         ----------

SECTION B -SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.l. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The contractor shall house, feed and care for an estimated 150 nonhuman primates, including but not limited to the following species: Macaca mulatta, Macaca nemestrina, Cercopithecus aethiops, and any other combination of Old World and New World species. In addition, the contractor shall conduct up to 10 procedures per year with each animal group consisting of 4 to 12 nonhuman primates using one or more viruses, and collect and deliver specimens ordered by the Vaccine Research Center (VRC) Project Officer. The contractor shall conduct procedures in accordance with individual VRC or NIAID ACUC approved protocols. Specimens collected by the Contractor will be used by VRC scientists to conduct experiments and specialized tests. The nature of investigations being conducted by VRC scientists using simian immunodeficiency viruses require long-term, overlapping, labor intensive studies which will necessitate that the contractor maintain individual animals for periods longer than 12 months.

ARTICLE B.2. PRICES/COSTS

  a.  The estimated cost of this contract is $7,656,049.
                                             ----------
  b.  The fixed fee for this contract is $574,204. The fixed fee shall be paid
                                         --------
      in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT AND FIXED FEE referenced in the General Clause Listing, in Part II. Article I.1 of this contract. Payment of fixed fee shall not be made in less than monthly increments.
  c. The Government's obligation, represented by the sum of the estimated cost plus fixed fee is $8,230,253.
                        ----------
  d. Total funds currently available for payment and allotted to this contract are $1,039,909, of which $967,357 represents the estimated costs, and of
          ----------           --------
      which $72,552 represents the fixed fee. For further provisions on funding,
            -------
      see the LIMITATIONS OF FUNDS clause referenced in PART II, Article I.2. Authorized Substitutions of Clauses.
  e. It is estimated that the amount currently allotted will cover performance of the contract through February 28, 2002.
  f. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

  a.  Items Unallowable Unless Otherwise Provided Notwithstanding the clause(s),
      -------------------------------------------
      ALLOWABLE COSTS AND PAYMENT, and FIXED FEE incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs.

  1)  Acquisition, by purchase or lease, of any interest in real property;
  2)  Special rearrangement or alteration of facilities;
  3) Purchase or lease of any general purpose office furniture or office equipment regardless of dollar value; General purpose equipment is defined as any items of personal property which are usable for purposes, other than research, such as office equipment and furnishings, pocket calculators, etc.);
  4)  Travel to attend general scientific meetings;
  5)  Patient Care Costs;
  6) Accountable Government Property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property), 1990, regardless of acquisition value.
  7)  Consultant Costs; and 8) Subcontract Costs.

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

     1. As stated in the Federal Register, Volume 57, No.190, page 45096, dated September 30, 1992, Policy Letter on Inherently Governmental Functions, no personal services shall be performed under this contract. All work requirements shall flow only from the Project Officer to the Contractor's Project Manager. No contractor employee will be directly supervised by the Government. All individual employee assignments, and daily work direction, shall be given by the applicable employee supervisor. If the Contractor believes any Government action or communication has been given that would create a personal services relationship between the Government and any Contractor employee, the Contractor shall promptly notify the Contracting Officer of this communication or action.

     2. The Contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.

     3. The contractor may charge directly to this contract an equal monthly amount for the depreciation of each Animal Enclosure (cage) used for this project, not to exceed a ten (10) year recovery period from the date the enclosure was first placed in service. The contractor shall add " Animal Enclosure" refurbishing costs to its overhead cost pool.

     4.   Fringe Benefits, Overhead and G&A rates, as proposed in Bioqual,
          ---------------------------------------
          Incorporated Final Revised Offer, dated October 10, 2000, are accepted for proposal purposes only. The Government will not approve reimbursements based on these proposed rates until such time as a new rate agreement has been negotiated and approved by the cognizant Contracting Officer, in accordance with ARTICLE G.4, INDIRECT COST
                                                               -------------
          RATES.
          -----

SECTION C -DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.l. STATEMENT OF WORK

  a. Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work (see SECTION J, ATTACHMENT 1 dated April, 2000), attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS
  a. Technical Progress Reports
  In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with Article F .1. Deliveries of this contract.

     (X) Monthly -3 copies

     This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter the reporting period shall consist of each calendar month.

     (X) Final Report -3 copies

     This report is to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Final Report shall be submitted in accordance with Article F.1. Deliveries of this contract.

b.   Summary of Salient Results

     The Contractor will be required to prepare and submit, with the final report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract. This report will be required 30 days before the expiration date of the contract.

SECTION D -PACKAGING, MARKING AND SHIPPING

Clinical and pathological specimens designated by the Project Officer will be collected and delivered intact, within 2 hours of being drawn from the animal but no later than 11:00 A.M. on the day obtained. All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

ARTICLE D.l.  PACKAGING

Blood samples are to be shipped at room temperature in a cardboard container. Frozen samples are to shipped on dry ice in a styrofoam container. Occasionally, biopsies are shipped on wet ice in styrofoam.

ARTICLE D.2.  SHIPPING

All specimens shall be shipped f.o.b. Destination to the following address:

                             Anita Brooks, Project Officer
                             Vaccine Research Center, Building 40
                             National Institute of Allergy & Infectious Diseases 40 Convent Drive, Room 4504
                             Bethesda, MD  20892-3005

SECTION E -INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this ARTICLE, the Project Officer is the authorized representative of the Contracting Officer.

c.   Inspection and acceptance will be performed at:

         Vaccine Research Center
         National Institute of Allergy & Infectious Diseases
         National Institutes of Health
         Building 40, 40 Convent Drive, Room 4504
         Bethesda, MD 20892-3005

     Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FAR Clause No. 52.246-5, INSPECTION OF SERVICES-COST REIMBURSEMENT (APRIL
     1984)

SECTION F -DELIVERIES OR PERFORMANCE


ARTICLE F.1. PERIOD OF PERFORMANCE

     The period of performance of this contract shall be from March 1, 2001 through February 28, 2008.

ARTICLE F.2. DELIVERIES

a. Satisfactory performance of this contract shall be deemed to occur upon performance of the work described in Article C.1 and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the services specified in ARTICLE C.1., Statement of Work.

b. The items specified below as described in SECTION C, ARTICLE C.2. will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F .O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of the contract:

             Item               Quantity     Delivery Schedule
             ----               --------     -----------------

         a)  Monthly Reports       2         10 Days after end of period Monthly

         b)  Final Report          3         30 Days after end of Contract

c.   The above items shall be addressed and delivered to:

              Addressee                           Deliverable Item No.           Quantity
              ---------                           --------------------           --------
              Project Officer,                             (a)                     2

              Vaccine Research Center                      (b)                     2

              Bethesda, Maryland 20892


              Barbara Welsh, Contract                      (a)                     1

              Specialist, NIAID, NIH                       (b)                     1

              6700-B Rockledge Dr., Rm. 1126

              Bethesda, Maryland 20892-7605

d. Deliveries of animal specimens required by the contractor shall be made f.o.b. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984) and in conformance with the specifications stated in SECTION D, PACKAGING AND MARKING AND SHIPPING, of this contract, to the address/addressee listed below:

         DELIVERY POINT:

                  Vaccine Research Center, Building 40
                  40 Convent Drive, Room 4504
                  National Institute of Allergy & Infectious Diseases National Institutes of Health
                  Bethesda, MD 20892-3005

     e. Unless otherwise specified elsewhere in this contract, deliveries shall be made to the Delivery Point specified above Mondays through Fridays (excluding Federal Holidays) between the hours of 8:30 a.m. And 11 :00 a.m. only. Supplies or services scheduled for delivery on a Federal holiday shall be made the next following workday.

ARTICLE F.3.  CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

         52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G -CONTRACT ADMINISTRATION DATA

ARTICLE G.l.    PROJECT OFFICER


The following Project Officer(s) will represent the Government for the purpose of this contract:

                                    Anita Brooks

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to:
(1) direct or negotiate any changes in the statement of work; (2) modify or extend the period o performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2.    KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in this contract, the following individual(s) is/are considered to be essential to the work being performed hereunder:

NAME                                         TITLE

Marisa St. Claire                            Vice President

ARTICLE G.3.    INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT
FINANCIAL REPORT

a. Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost- Reimbursement Type Contracts NIH (RC)-4 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

         These instructions also provide for the submission of financial and personnel reporting required by HHSAR 342.7002.

         (1)  Invoices/financing requests shall be submitted as follows:

          An original and two copies to the following designated billing office:

                    Barbara Welsh, Contract Specialist
                    Acquisition Management & Operations Branch
                    National Institute of Allergy and Infectious Diseases National Institutes of Health
                    Rockledge Building, Room 1126
                    6700-B Rockledge Drive
                    Bethesda, MD 20892- 7605

(2) Inquiries regarding payment of invoices should be directed to the designated billing office, Office of Financial Management, NIH, Tel.
          (301) 496-6452.

ARTICLE G.4.  INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7(d)(2), " Allowable Cost and Payment" incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

          Director, Division of Financial Advisory Services
          Office of Contracts Management
          National Institutes of Health
          6100 Building, Room 6B05
          6100 EXECUTIVE BLVD.  MSC 7540
          Bethesda, MD  20892- 7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in Section I of this contract, the Contractor shall comply with the provisions of the DHHS Publication (OS) 686, entitled, Contractor's Guide for Control of Government Property, (1990), which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contract Property Administrator.

    This contract's Contract Property Administrator is:

                    Mr. Charles Varga
                    Contracts Property Administrator
                    Research Contracts Property Administration, NIH 6011 Executive Blvd., Room 641E, MSC 7670
                    Bethesda, MD 20892- 7670
                    Tel. (301) 496-6466

     b. Notwithstanding the provisions outlined in the DHHS Publication, Contractor's Guide for Control of Government Property, 1990 which is incorporated in this contract in paragraph a above, the contractor shall use the form entitled, "Report of Government Owned, Contractor Held Property" for performing annual inventories required under this contract. This form is included as an attachment in Section J of this contract.

     c.  Government Furnished Property -Schedule IIA

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to retain custody of the property listed in the attached Schedule II-A for use in direct performance of this contract. Accountability for the items listed in Schedule II-A is hereby transferred to this contract from Bioqual's Contract Numbers, NO1-AO-02733, NO1-AO-02734 and NO1-AO-02735 under which, these items were provided by the Government. Title to this property shall remain in the Government.

     d.  Contractor -Acquired Government Property -Schedule I-B

Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor will be authorized to acquire the property listed in the attached
Schedule I-B for use in direct performance of this contract, following receipt of the Contracting Officer's written approval, based on contractor-furnished prices and evidence of competition.

ARTICLE G.6.  POST AWARD EVALUATION OF PAST PERFORMANCE

     a.  Contractor Performance Evaluations
         ----------------------------------

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. Any disagreement between the parties regarding an evaluation will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

     b.  Electronic Access to Contractor Performance Evaluations
         -------------------------------------------------------

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

                http://ocm.od.nih.gov/cdmp/cps contractor .htm

The registration process requires the contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

SECTION H -SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totaling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2.  HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer .

ARTICLE H.3.  NEEDLE EXCHANGE

    a. Pursuant to Public Law(s) cited in paragraph b., below, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

     b.  Public Law and Section    Fiscal Year FY01   Period Covered 10/01/00-9/30/01

         No.106-554 Section 505



ARTICLE H.4.  ANIMAL WELFARE ASSURANCE

The Contractor shall obtain, prior to the start of any work under this contract, an approved Animal Welfare Assurance from the Office of Extramural Research
(OER), Office of Laboratory Animal Welfare (OLAW)

Protection, Office of the Director, NIR, as required by Section 1-43-30 of the Public Health Service Policy on Humane Care and Use of Laboratory Animals. The Contractor shall maintain such assurance for the duration of this contract, and any subcontractors performing work under this contract involving the use of animals shall also obtain and maintain an approved Animal Welfare Assurance.

ARTICLE H.5. PRESS RELEASES

a. Pursuant to Public Law(s) cited in paragraph b., below, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.       Public Law/Section No      Fiscal Year       Period Covered

         106-554 Section 507            2001          10/1/00-9/30/01

ARTICLE H.6  REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the DHHS Inspector General's Office in writing or on the Inspector General's Hotline. The toll free number is 1-800-DHHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

                                    Office of Inspector General
                                    Department of Health and Human Services
                                    TIPS HOTLINE
                                    P.O. Box 23489
                                    Washington, D.C. 20026

Information regarding procedural matters is contained in the NIH Manual Chapter 1754, which is available at http://www1.od.nih.gov/oma/oma.htm

                                     PART II-CONTRACT CLAUSES

                                     SECTION I -CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT -FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http:/
/www.arnet.gov/far/.

     a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

        FAR
       CLAUSE
         NO.        DATE            TITLE
         ---        ----            -----

       52.202-1     Oct 1995        Definitions

       52.203-3     Apr 1984        Gratuities (Over $100,000)

       52.203-5     Apr 1984        Covenant Against Contingent Fees (Over
                                    $100,000)

       52.203-6     Jul 1995        Restrictions on Subcontractor Sales to the
                                    Government (Over $100,000)

       52.203-7     Jul 1995        Anti-Kickback Procedures (Over $100,000)

       52.203-8     Jan 1997        Cancellation, Rescission, and Recovery of
                                    Funds for Illegal or Improper Activity (Over
                                    $100,000)

       52.203-10    Jan 1997        Price or Fee Adjustment for Illegal or
                                    Improper Activity (Over $100,000)

       52.203-12    Jun 1997        Limitation on Payments to Influence Certain
                                    Federal Transactions (Over $100,000)

       52.204-4     Aug 2000        Printing/Copying Double-Sided on Recycled
                                    Paper (Over $100,000)

       52.209-6     Jul 1995        Protecting the Government's Interests When
                                    Subcontracting With Contractors Debarred,
                                    Suspended, or Proposed for Debarment (Over
                                    $25,000)

       52.215-2     Jun 1999        Audit and Records-Negotiation (Over
                                    $100,000)

       52.215-8     Oct 1997        Order of Precedence -Uniform Contract Format

       52.215-10    Oct 1997        Price Reduction for Defective Cost or
                                    Pricing Data

       52.215-12    Oct 1997        Subcontractor Cost or Pricing Data (Over
                                    $500,000)

       52.215-14    Oct 1997        Integrity of Unit Prices (Over $100,000)

       52.215-15    Dec 1998        Pension Adjustments and Asset Reversions

       52.215-18    Oct 1997        Reversion or Adjustment of Plans for Post-
                                    Retirement Benefits (PRB) other than
                                    Pensions

       52.215-19    Oct 1997        Notification of Ownership Changes

       52.215-21    Oct 1997        Requirements for Cost or Pricing Data or
                                    Information Other Than Cost or Pricing
                                    Data - Modifications

       52.216- 7    Mar 2000        Allowable Cost and Payment

       52.216-8     Mar 1997        Fixed Fee

       52.219-8     Oct 2000        Utilization of Small Business Concerns (Over
                                    $100,000)

       52.219-9     Oct 2000        Small Business Subcontracting Plan (Over
                                    $500,000)

       52.219-16    Jan 1999        Liquidated Damages -Subcontracting Plan
                                    (Over $500,000)

       52.222-2     Jul 1990    Payment for Overtime Premium (Over $100,000)
                                (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

       52.222-3     Aug 1996    Convict Labor

       52.222-26    Feb 1999    Equal Opportunity

       52.222-35    Apr 1998    Affirmative Action for Disabled Veterans and
                                Veterans of the Vietnam Era

       52.222-36    Jun 1998    Affirmative Action for Workers with Disabilities

       52.222-37    Jan 1999    Employment Reports on Disabled Veterans and
                                Veterans of the Vietnam Era

       52.223-6     Jan 1997    Drug-Free Workplace

       52.223-14    Oct 2000    Toxic Chemical Release Reporting

       52.225-1     Feb 2000    Buy American Act -Balance of Payments Program -
                                Supplies

       52.225-13    Jul 2000    Restrictions on Certain Foreign Purchases

       52.227-1     Jul 1995    Authorization and Consent

       52.227-2     Aug 1996    Notice and Assistance Regarding Patent and
                                Copyright Infringement (Over $100,000)

       52.227-3     Apr 1984    Patent Indemnity

       52.227-14    Jun 1987    Rights in Data -General

       52.232-9     Apr 1984    Limitation on Withholding of Payments

       52.232-17    Jun 1996    Interest (Over $100,000)

       52.232-20    Apr 1984    Limitation of Cost

       52.232-23    Jan 1986    Assignment of Claims

       52.232-25    Jun 1997    Prompt Payment

       52.232-34    May 1999    Payment by Electronic Funds Transfer--Other Than
                                Central Contractor Registration

       52.233-1     Dec 1998    Disputes

       52.233-3     Aug 1996    Protest After Award, Alternate I (Jun 1985)

       52.242-1     Apr 1984    Notice of Intent to Disallow Costs

       52.242-3     Oct 1995    Penalties for Unallowable Costs (Over $500,000)

       52.242-4     Jan 1997    Certification of Final Indirect Costs

       52.242-13    Jul 1995    Bankruptcy (Over $100,000)

       52.243-2     Aug 1987    Changes -Cost Reimbursement, Alternate I (Apr
                                1984)

       52.244-2     Aug 1998        Subcontracts, Alternate II (Aug 1998) *If
                                    written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

       52.244-5     Dec 1996        Competition in Subcontracting (Over
                                    $100,000)

       52.245-5     Jan 1986        Government Property (Cost-Reimbursement,
                                    Time and Material, or Labor-Hour Contract)

       52.246-25    Feb 1997        Limitation of Liability -Services (Over
                                    $100,000)

       52.249-6     Sep 1996        Termination (Cost-Reimbursement)

       52.249-14    Apr 1984        Excusable Delays

       52.253-1     Jan 1991        Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

        HHSAR
       CLAUSE
         NO.        DATE            TITLE
         --         ----            -----

       352.202-1    Apr 1984        Definitions -Alternate I (Apr 1984)

       352.228-7    Dec 1991        Insurance- Liability to Third Persons

       352.232-9    Apr 1984        Withholding of Contract Payments

       352.233- 70  Apr 1984        Litigation and Claims

       352.242- 71  Apr 1984        Final Decisions on Audit Findings

       352.270-5    Apr 1984        Key Personnel

       352.270-6    Jul 1991        Publication and Publicity

       352.270- 7   Apr 1984        Paperwork Reduction Act

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT SERVICE CONTRACT
Rev. 10/16//2000].


ARTICLE I.2.  AUTHORIZED SUBSTITUTIONS OF CLAUSES


     Article I.1 of this Section is hereby modified as follows:

     FAR 52.215-14, INTEGRITY OF UNIT PRICES (OCTOBER 2000) is deleted in its entirety.

     FAR Clause 52.219-9, SMALL BUSINESS SUBCONTRACTING PLAN (OCTOBER 2000), and

     FAR Clause 52.219-16, LIQUIDATED DAMAGES--SUBCONTRACTING PLAN (JANUARY
     1999) are deleted in their entirety.

     FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232- 22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefore.

ARTICLE I.3.  ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, (unless otherwise noted), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.       FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

     (1) FAR 52.217-2, Cancellation Under Multiyear Contract (July 1996).

     (2) FAR 52.219-6, Notice of Total Small Business Set-Aside (JULY1996).

     (3) FAR 52.219-14, Limitations on Subcontracting (Dec 1996)

     (4) FAR 52.223-3, Hazardous Material Identification and Material Safety Data (JANUARY 1997) ALTERNATE I (JULY 1995).

     (5) FAR 52.227-17, Rights in Data--Special Works (JUNE 1987).

     (6) FAR 52.237-3, Continuity of Services (JANUARY 1991).

     (7) FAR 52.246-25, Limitation of Liability -Services (FEBRUARY 1997).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION/PUBLIC HEALTH SERVICE ACQUISITION REGULATION (HHSAR)/(PHSAR) (48 CHAPTER 3)
     CLAUSES:

     (1) PHS 352.223-70, Safety and Health (Deviation) (AUGUST 1997).

     (2) PHS 352.280-2b, Care of Live Vertebrate Animals (OCTOBER 1986).

c.   NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

     The following clauses are attached and made a part of this contract:

     (1) NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

ARTICLE I.4.  ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

1. FAR Clause 52.244-6, SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (OCTOBER 1998)

     (a) Definition.

         Commercial item, as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

         Subcontract, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

     (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or non-developmental items as components of items to be supplied under this contract.

     (c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

         (1)      52.222-26, Equal Opportunity (E.O. 11246);
         (2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C.4212(a));
         (3) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793); and
         (4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

     (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

PART III -LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J- LIST OF ATTACHMENTS

1.       Statement of Work, dated Apri1 2000, 5 pages

2. Invoice/financing Request and Contract financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, May, 1997, 5 pages.

3. Safety and Health (Deviation), PHSAR Clause 352.223-70, August 1997, 1 page.

4. Procurement of Certain Equipment, NIH (RC)- 7 (OMB Bulletin 81-164, April 1984, 1 page.

5.       Government Property -Schedule II-A-4 pages

6.       Government Property -Schedule I-B- 1 page

7.       Report of Government Owned, Contractor Held Property, 1 page

                   PART IV -REPRESENTATIONS AND INSTRUCTIONS

SECTION K- REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

The following documents are incorporated by reference into this contract:

1.       Representations and Certifications, dated October 10, 2000.
                                                   ----------------
2. Certificate of Current Costs or Pricing Data (FAR 15.406-2), dated October 30, 2000.
         ----------------
3.       Animal Welfare Assurance Number A-3086-01.
                                         ---------

                               Statement of Work

Independently and not as an agent of the Government, the contractor shall furnish all the necessary services, qualified personnel, materials, equipment, and facilities, not otherwise provided by the Government. As needed to perform the work set forth below.

The Contractor shall adhere to the following:

1. The institution must have the following credentials: a. AAALAC International file number, b. OPRR Animal Welfare Assurance number, c. USDA R Registration (Class "R" Research).

2. The facility in which the animals are housed shall be operated in compliance with: a. The Animal Welfare Act (P.L. 89-544, as amended) Rules and Regulations published in the Code of Federal Regulations (CFR), Title 9 (Animals and Animal Products), Chapter 1, Subchapter A (Animal Welfare), Parts 1, 2, and 3. b. Public Health Service (PHS) Policy on Humane Care and Use of Laboratory Animals, updated 1996. c. The Guide for the Care and Use of Laboratory Animals, revised 1996. d. NIH Manual 3040-3 Intramural Contracts Involving Animals. e. Biosafety in Microbiological and Biomedical Laboratories (CDC-NIH 1993 ). f. Occupational Health and Safety in the Care and use of Research Animals (NRC 1997). g. Guidelines for the Prevention and Treatment of B- Virus Infections in Exposed Persons (Clinical Infectious Diseases, 1995; 20: 421-439). h. New Cercopithecine herpesvirus 1 (CHV- 1) guidelines (to be published).

3. All nonhuman primates housed under this contract will be provided by the Government.

4. All Animal Study Protocols for procedures that are to be performed on Vaccine Research Center (VRC) owned animals will be prepared by the NIH, VRC scientists and submitted to the Contractor through the Project Officer or his/her designee.

5. At the conclusion, the disposition of the animals shall be the responsibility of the NIH, VRC.

Specifically, the Contractor shall:

1. House, feed and care for an estimated 150 nonhuman primates including but not limited to the following species: Macaca mulatta. Macaca nemeslrina, Cercopithecus aethiops, and any other combination of Old World and New World species. Conduct up to 10 procedures per year with each experimental group consisting of 4 to 12 nonhuman primates using one or more viruses. The nature of investigations being conducted by the VRC scientists using simian immunodeficiency viruses require long-term, overlapping, labor intensive studies which will necessitate that animals be maintained for longer than 12 months post-inoculation. Procedures will be conducted according to individual working protocols issued under VRC or NIAID ACUC approved Animal Study Proposals. Viruses to be tested include, but shall not be limited to the following:

     a.  Various Simian Immunodeficiency Virus (SIV) strains.
     b.  SHIV
     c.  HIV
     d.  Vaccinia wild type and recombinant viruses.
     e. Attenuated and wild type adenoviruses, including recombinant adenoviruses.

                                            1                      ATTACHMENT 1

2. Perform procedures on nonhuman primates which shall include but not be limited to: inoculation (intravenous, intraperitoneal, subcutaneous, intradermal, intramuscular. intravaginal, intranasal and intrarectal) of the animals with various biological agents, monitoring animals for signs of disease, evaluation of new therapies such as antiviral agents and immunotherapies for their effectiveness against viral infection, and collection of specimens as described by protocols furnished by the Project Officer. The details of the specimen collection for electron microscopy and/or light microscopy and virus isolation shall be detailed in each protocol or by approved Standard Operating Procedures. During the disease course and at termination of study, perform various clinical or pathological procedures as needed or as requested by the project Officer including but not limited to:

         a. Phlebotomy
         b. Cerebrospinal Fluid Aspiration
         c. Bone Marrow Aspiration
         d. Peripheral Lymph Node Excisional Biopsy
         e. Comprehensive Experimental Necropsy
         f. Bronchoalveolar Lavage
         g. Survival Surgery: Partial Splenic Resection, splenectomy, messenteric lymph node excisional biopsy, GALT excisional biopsy.

     The Contractor shall perform final detailed, comprehensive necropsies as specified by the Project Officer. Any special procedure conducted by the Contractor shall be performed in accordance with the Project Officer's specifications. Clinical and pathological specimens designated with the Project Officer will be collected and delivered intact, within 2 hours of being drawn from the animal but no later than 11:00 A.M. on the day obtained, to the Vaccine Research Center in order to achieve optimal and maximum virus isolation and recovery rates.

NOTE TO OFFEROR: The performance of specialized tests on specimens collected by the Contractor shall be the responsibility of Government scientists.

3.   Physical Plant:

     a. Biosafety Level: ABSL-2 practices containment equipment, and facilities are required for activities using nonhuman primates experimentally infected with viruses in 1 above and opportunistic infections associated with these virus.

     b. Animal rooms: Provide the Project Officer separate rooms dedicated to these experiments (no co-mingling of animals from other projects) which are environmentally controlled with non-recirculating air which is exchanged 10-15 times per hour. Negative air pressure relative to non-containment areas shall be accomplished by an independent exhaust fan system.

     c. Exhaust Air: Pass exhaust air through absolute HEPA filters. All biocontainment modules will be attached directly to the building exhaust system by flexible tubing. All of the air exhausted from a room will be drawn through cages when the room is fully fitted with the biocontainment units. Air entering biocontainment units will pass through a medium efficiency tilter while the air leaving a unit will move through the exhaust system and be HEPA filtered before exiting the building. Back-up exhaust fans shall be used to insure operational integrity of this system at all times.

                                           2                      ATTACHMENT 1

     d. Special Procedures Rooms: Provide suitable and separate rooms and equipment consistent with the Guide for animal examination, necropsy, surgery, surgical preparation, and radiography. The necropsy room will contain work stations and a downdraft ventilation necropsy table which meets OSHA and ASHRAE standards for exposure limits to formalin.

     e. Storage Areas: Provide approximately 500 cubic feet of secure floor and shelf space for the storage of all equipment, supplies, and pharmaceutical products. All pharmaceutical products (i.e., for treatment of intercurrent infections, all tranquilizers, all analgesics) supplies and equipment (i.e., for specimen collection, inoculation, biopsy, surgery, necropsy, etc.), shall be specified by the Project Officer, and supplied by the Contractor.

     f. Alternative Power Supply: An emergency electric generator shall be available to this project and available for immediate use in the event of a loss of electric power.

     g. Security: Provide a 24-hour security system and 24 hour security personnel to prevent unauthorized entry. Restrict entrances into the animal areas by locks and animal rooms shall display signs marked boldly with the designation "Biohazard Area on animal room doors. Signs shall list the precautions necessary when entering the area(s) and entry shall be limited to authorized personnel only.

4.   Animal Environment, Housing, and Management:

     a.  Caging Specifications: The Contractor shall provide a combination of
         6.0 Mobile Home Over/Under Modules, 6.0 Mobile Home Over/Under Biocontainment Modules, and at least one 9.0 Mobile Home Over/Under Module + 9.0 Mobile Activity/Observation Module. These mobile modular cages are designed to allow docking with adjacent cages and opening of transparent plexiglass shuttle doors to allow animal passage between adjacent cages thus enhancing safety, security, efficiency, operational flexibility, and attention to psychological well-being. This system permits and fosters social housing of primates in accordance with the USDA/APHIS regulations under the Animal Welfare Act and USPHS policy. The caging shall promote the psychological well-being of the animals while minimizing exposure to infectious agents. The 6.0 Mobile Home Over/Under Biocontainment Modules must be available if required for some immunodeficient animals.

     b. HVAC: The Contractor shall use its' best efforts to maintain 74-76 degrees F. and 15 air changes/hour.

     c. Disinfection: Cages and isolation chambers shall be disinfected using a chemical disinfectant/sterilant approved by the Project Officer. All animal equipment (caging, feeders, etc.) shall be washed in a commercial cage washer containing a suitable detergent at 180 degrees
         F. at least every two weeks. Animal room floors shall be cleaned and sanitized with chemical disintectants daily. Microbiological monitoring will be performed quarterly using RODAC plates.

     d. Medical Pathological Waste (MPW): The disposition of potentially infected materials shall be accomplished, sequentially, in the following manner: (1) Animal Room Waste: a. Liquids: sewage pipes, decontamination tanks at 210 degrees F. for 2 hours, public sewage system. b. Solids: double sealed bag, sterilized, dumpster; (2) Animal
         Carcasses: sealed bag, refrigerated, necropsy, burn box, incinerator;
         (3) specimens: sealed bag, in house processing within Class II biological safety cabinet or sealed centrifuge rotors; double bagged in plastic, labeled appropriately, sealed outside container; delivered as directed; (4) Disposable Items: a. Needles and Syringes: sharps container, autoclave as solid waste, commercial biohazard waste disposal service, b. Other

                                           3                        ATTACHMENT 1

         Disposables: sealed bag, burn box, incinerator; and (5) Gowns: sealed bag, commercial laundry service.

     e. Environmental Enrichment: The Contractor shall provide plans for enriching the environment of non-human primates.

     f. Food: Provide appropriate diets of monkey chow and fresh fruit to nonhuman primates. Fresh fruit (apples, oranges, bananas, etc.) shall be fed, one per animal, daily. The protein content of Old World primate diet shall be 15% and that of the New World primate diet shall be 25%. Rations shall be fed at the rate of 1-3.5% of the animal's weight.

     g. Identification and Records: Tattoo all animals across the chest with identification numbers furnished by the Project Officer. Maintain individual records for each animal in partition folders which include the following: (1) outside cover holds a Clinical and Research Record form which includes the following information columns: a. Immunizations, b. Parasite Control, c. Tuberculosis Tests, d. Weights
         (Kg), e. Clinical Procedures, f. Final Disposition, g. Necropsy; (2) Chronological Record of Medical Care; (3) Physical Examination Form;
         (4) Food Consumption Form; (5) Hematology Results; (6) Serum Chemistry Results; (7) Weight Charts; (8) Stool Condition Record; and (9) Treatment Instructions. Implement a computer program for entry of records and/or data for location (Bldg./Rm.), complete animal inventories, government furnished supply/material, equipment inventories, clinical and pathological records, and other related contract program management data. The computer program and data entry shall be compatible for use with Mac/PC microcomputers and shall be active within 3 months of contract award.

     h. Animal Observation: Animals will be observed at least every 2 hours, 24 hours/day, 7 days/week.

NOTE TO OFFEROR: Proper maintenance of the Government-supplied equipment shall be the responsibility of the Contractor. Repair to Government owned equipment shall be provided by the Government.


5.   Institutional Policies and Responsibilities:

     a. Personnel Qualifications and Training: Personnel shall be specifically trained and experienced in the care and maintenance of nonhuman primates infected with the pathogens identified in this Statement of Work.

     b. Personal Protection: All personnel involved in the daily care of the animals shall wear washable work clothing covered by a Tyvek laboratory coat or washable/disposal surgeon's gown, disposable rubber gloves, surgical face masks, scrub bonnets, protective eyewear/face shields, and shoe covers or rubber boots. Personnel in contact with the monkeys should be immunized, as available, for the viruses being studied.

     c. Cross-Contamination: Prevent animal to animal transmission of infectious agents during collection of specimens by taking appropriate precautions in these studies. New pairs of disposable gloves and covers for work benches shall be required for each animal every time a specimen is collected. Clean/new protective barrier clothing as specified in 5b, above shall be required daily and on each different procedure. Separate sets of sterile instruments shall be required for collection of each specimen.

                                            4                       ATTACHMENT 1

     d. Occupational Health and Safety of Personnel: Personnel will be enrolled in a medical- surveillance program. Including banking of their sera, and maintain work practices consistent with the handling of blood-borne pathogens (CDC 1988).

6.   Veterinary Medical Care:

     a. Surveillance, Diagnosis, Treatment, and Control of Disease: Ensure all nonhuman primates are negative for SIV & SRV by serology and virus isolation before introducing onto contract. New nonhuman primates shall be quarantined in a separate room or isolator and have 3 negative tuberculosis tests 15 days apart after introduction into the facility and every 2 months thereafter. Animals on contract will be weighed and a comprehensive physical examination performed monthly, quarterly, and semi-annually, or as specified in working protocols. A Complete Blood Count and SMAC 24 shall be evaluated quarterly, as necessitated by the animal's condition or as specified in working protocols.

     b. Intercurrent Infections/Conditions: The treatment of intercurrent infections and other conditions will first be discussed with the Project Officer, and no medication, other than routine, shall be administered without prior approval.

     c. Euthanasia: The Project Officer shall be notified of any untoward findings in animals under this contract and prior approval shall be obtained from the Project Officer before any animal is sacrificed.

                                            5                       ATTACHMENT 1

          INVOICE/FINANCING REOUEST AND CONTRACT FINANCIAL REPORTING
          ----------------------------------------------------------
         INSTRUCTIONS FOR NIH COST -REIMBURSEMENT CONTRACTS. NIH(RC)-4
         -------------------------------------------------------------

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format:   Standard Form 1034, "Public Voucher for Purchases and Services Other
Than Personal," and Standard Form 1035, "Public Voucher for Purchases and Services Other Than Personal-- Continuation Sheet, " or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee's letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (1) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor's Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer's approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer's Authorization
(COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a) Interim Invoice/Contract Financing Request - These are interim payment requests submitted during the contract performance period.

(b) Completion Invoice - The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c) Final Invoice - A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

                                                                    ATTACHMENT 2

(a) Designated Billing Office Name and Address - Enter the designated billing office and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b) Invoice/Financing Request Number - Insert the appropriate serial number of the invoice/financing request.

(c) Date Invoice/Financing Request Prepared - Insert the date the invoice/financing request is prepared.

(d) Contract Number and Date - Insert the contract number and the effective date of the contract.

(e) Payee's Name and Address - Show the contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f) Total Estimated Cost of Contract - Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g) Total Fixed-Fee - Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h) Billing Period - Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i) Incurred Cost - Current -Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the current period.

(j) Incurred Cost - Cumulative -Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k) Direct Costs - Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.

     (1) Direct Labor - Include salaries and wages paid (or accrued) for direct performance of the contract. For Key Personnel, list each employee on a separate line. List other employees as one amount unless otherwise required by the contract.

     (2) Fringe Benefits - List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

     (3) Accountable Personal Property - Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor's Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach Form ImS-565, "Report of Accountable Property, " in accordance with the following instructions:

          List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

          - The item number for the specific piece of equipment listed in the Property Schedule.

          - The Contracting Officer's Authorization letter and number, if the equipment is not covered by the Property Schedule.

                                                                    ATTACHMENT 2

              - Be preceded by an asterisk (*) if the equipment is below the approval level.

       (4) Materials and Supplies - Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

       (5) Premium Pay - List remuneration in excess of the basic hourly rate.

       (6) Consultant Fee - List fees paid to consultants. Identify consultant by name or category as set forth in the contract's Advance Understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

       (7) Travel - Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

       (8) Subcontract Costs - List subcontractor(s) by name and amount billed.

       (9) Other - List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(1) Cost of Money (COM) - Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m) Indirect Costs-Overhead - Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n) Fixed-Fee Earned - Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o) Total Amounts Claimed - Insert the total amounts claimed for the current and cumulative periods.

(p) Adjustments - Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)    Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.

                                                                    ATTACHMENT 2

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A-Expenditure Category - Enter the expenditure categories required by the contract.

Column B-Cumulative Percentage of Effort/Hrs.-Negotiated - Enter the percentage of effort or number of hours agreed to doing contract negotiations for each employee or labor category listed in Column A.

Column C-Cumulative Percentage of Effort/Hrs.-Actual - Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D-Incurred Cost-Current - Enter the costs, which were incurred during the current period.

Column E-Incurred Cost-Cumulative - Enter the cumulative cost to date.

Column F -Cost at Completion - Enter data only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G-- Contract Amount - Enter the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column H--Variance (Over or Under) - Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

                                                                    ATTACHMENT 2

                                      SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

        ============================================================================================================================
        (a)      Billing Office Name and Address                       (b)  Invoice/Financing Request No.______________________

                 NATIONAL INSTITUTES OF HEALTH
                 National Cancer Institute, RCB                        (c)  Date Invoice Prepared_______________________
                 EPS, Room 603
                 6120 EXECUTIVE BLVD MSC 7220                          (d)  Contract No.________________________________
                 Bethesda, MD 20892-7220
                                                                            Effective Date______________________________

        (e)      Payee's Name and Address
                 ABC CORPORATION
                 100 Main Street
                 Anywhere, USA zip code                                (f)  Total Estimated Cost________________________

        Attn:    Name, Title, & Phone Number of Official to Whom       (g)  Total Fixed Fee_____________________________
                 Payment is Sent
        ============================================================================================================================
        (h)  This invoice/financing request represents reimbursable costs for the period from_______________to_______________
        ============================================================================================================================
                                       Cumulative Percentage of
                                             Effort/Hrs.                       Incurred Cost          Cost at    Contract
                                       ------------------------------------------------------------
             Expenditure Category *    Negotiated       Actual         (i) Current  (j) Cumulative   Completion    Amount  Variance
                      A                     B             C                   D             E            F           G        H
        ----------------------------------------------------------------------------------------------------------------------------
        (k)  Direct Costs:
        ----------------------------------------------------------------------------------------------------------------------------
             (1) Direct Labor
        ----------------------------------------------------------------------------------------------------------------------------
             (2) Fringe Benefits
        ----------------------------------------------------------------------------------------------------------------------------
             (3) Accountable Property
        ----------------------------------------------------------------------------------------------------------------------------
                 (attach HHS-565)
        ----------------------------------------------------------------------------------------------------------------------------
             (4) Materials & Supplies
        ----------------------------------------------------------------------------------------------------------------------------
             (5) Premium Pay
        ----------------------------------------------------------------------------------------------------------------------------
             (6) Consultant Fees
        ----------------------------------------------------------------------------------------------------------------------------
             (7) Travel
        ----------------------------------------------------------------------------------------------------------------------------
             (8) Subcontracts
        ----------------------------------------------------------------------------------------------------------------------------
             (9) Other
        ----------------------------------------------------------------------------------------------------------------------------
        Total Direct Costs
        ----------------------------------------------------------------------------------------------------------------------------
        (l) Cost of Money
        ----------------------------------------------------------------------------------------------------------------------------
        (m) Overhead
            G&A
        ----------------------------------------------------------------------------------------------------------------------------
        (n) Fixed Fee
        ----------------------------------------------------------------------------------------------------------------------------
        (o) Total Amount Claimed
        ----------------------------------------------------------------------------------------------------------------------------
        (p) Adjustments
        ----------------------------------------------------------------------------------------------------------------------------
        (q) Grand Totals
        ----------------------------------------------------------------------------------------------------------------------------
        I certify that all payments are for appropriate purposes and in accordance with the contract.

                 ____________________________________________         ____________________________
                 (Name of Official)                                   (Title)

        * Attach details as specified in the contract
        ============================================================================================================================

        ============================================================================================================================

                                                                    ATTACHMENT 2

PHS 352.223-70 SAFETY AND HEALTH (DEVIATION) (AUGUST 1997)
----------------------------------------------------------

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory / enforcement agencies).

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable "Changes" Clause set forth in this contract.

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for
                                                       ---
       which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency's directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

                                (End of clause)

                                                                    ATTACHMENT 3

                       PROCUREMENT OF CERTAIN EQUIPMENT
                       --------------------------------

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

              67 - Photographic Equipment
              69 - Training Aids and Devices
              70 - General purpose ADP Equipment, Software, Supplies and
                   Support (Excluding 7045-ADP Supplies and Support Equipment.)
              71 - Furniture
              72 - Household and Commercial Furnishings and Appliances
              74 - Office Machines and Visible Record Equipment
              77 - Musical Instruments, Phonographs, and Home-type Radios
              78 - Recreationaland Athletic Equipment


When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

                                                                    ATTACHMENT 4

        Transfer of Equipment from the following Bioqual Contracts to
                      Bioqual NO1-AO-02743 BIOQUAL, Inc.

----------------------------------------------------------------------------------------------------------------------------
                               From
Item No.       ID No.       Contract No.       Description                                        No. of Items       Cost
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
001            01052377    NO1-AO-02733        Chimp isolette, aluminum                                        1        3475
----------------------------------------------------------------------------------------------------------------------------
002            01052585    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                          1         936
----------------------------------------------------------------------------------------------------------------------------
003            01052587    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                          2         936
----------------------------------------------------------------------------------------------------------------------------
004            01052595    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                          3         936
----------------------------------------------------------------------------------------------------------------------------
005            01052597    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                          4         936
----------------------------------------------------------------------------------------------------------------------------
006            01052601    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                          5         936
----------------------------------------------------------------------------------------------------------------------------
007            01052610    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                          6         936
----------------------------------------------------------------------------------------------------------------------------
008            01052614    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                          7         936
----------------------------------------------------------------------------------------------------------------------------
009            01052615    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                          8         936
----------------------------------------------------------------------------------------------------------------------------
010            01052616    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                          9         936
----------------------------------------------------------------------------------------------------------------------------
011            01052617    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                         10         936
----------------------------------------------------------------------------------------------------------------------------
012            01052620    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                         11         936
----------------------------------------------------------------------------------------------------------------------------
013            01052654    NO1-AO-02733        Cages, st. stl., 4.3 SMB 1025 modified                         12         936
----------------------------------------------------------------------------------------------------------------------------
014            01052662    NO1-AO-02733        Cages, sm., isolettes, 4.0                                      1         936
----------------------------------------------------------------------------------------------------------------------------
015            01052671    NO1-AO-02733        Cages, sm., isolettes, 4.0                                      2         936
----------------------------------------------------------------------------------------------------------------------------
016            01052675    NO1-AO-02733        Cages, sm., isolettes, 4.0                                      3         936
----------------------------------------------------------------------------------------------------------------------------
017            01052733    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                          1         620
----------------------------------------------------------------------------------------------------------------------------
018            01052734    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                          2         620
----------------------------------------------------------------------------------------------------------------------------
019            01052735    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                          3         620
----------------------------------------------------------------------------------------------------------------------------
020            01052736    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                          4         620
----------------------------------------------------------------------------------------------------------------------------
021            01052737    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                          5         620
----------------------------------------------------------------------------------------------------------------------------
022            01052738    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                          6         620
----------------------------------------------------------------------------------------------------------------------------
023            01052739    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                          7         620
----------------------------------------------------------------------------------------------------------------------------
024            01052740    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                          8         620
----------------------------------------------------------------------------------------------------------------------------
025            01052741    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                          9         620
----------------------------------------------------------------------------------------------------------------------------
026            01052742    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         10         620
----------------------------------------------------------------------------------------------------------------------------
027            01052743    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         11         620
----------------------------------------------------------------------------------------------------------------------------
028            01052744    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         12         620
----------------------------------------------------------------------------------------------------------------------------
029            01052745    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         13         620
----------------------------------------------------------------------------------------------------------------------------
030            01052746    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         14         620
----------------------------------------------------------------------------------------------------------------------------
031            01052747    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         15         620
----------------------------------------------------------------------------------------------------------------------------
032            01052748    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         16         620
----------------------------------------------------------------------------------------------------------------------------
033            01052749    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         17         620
----------------------------------------------------------------------------------------------------------------------------
034            01052750    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         18         620
----------------------------------------------------------------------------------------------------------------------------
035            01052751    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         19         620
----------------------------------------------------------------------------------------------------------------------------
036            01052752    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         20         620
----------------------------------------------------------------------------------------------------------------------------
037            01052753    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         21         620
----------------------------------------------------------------------------------------------------------------------------
038            01052754    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         22         620
----------------------------------------------------------------------------------------------------------------------------
039            01052755    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         23         620
----------------------------------------------------------------------------------------------------------------------------
040            01052756    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         24         620
----------------------------------------------------------------------------------------------------------------------------
041            01052757    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         25         620
----------------------------------------------------------------------------------------------------------------------------
042            01052758    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         26         620
----------------------------------------------------------------------------------------------------------------------------
043            01052759    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         27         620
----------------------------------------------------------------------------------------------------------------------------
044            01052760    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         28         620
----------------------------------------------------------------------------------------------------------------------------
045            01052761    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         29         620
----------------------------------------------------------------------------------------------------------------------------
046            01052762    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         30         620
----------------------------------------------------------------------------------------------------------------------------
047            01052763    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         31         620
----------------------------------------------------------------------------------------------------------------------------
048            01052764    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         32         620
----------------------------------------------------------------------------------------------------------------------------

                                                      Schedule II-A Attachment 5

                                 BIOQUAL, Inc.

----------------------------------------------------------------------------------------------------------------------------
                               From
Item No.       ID No.       Contract No.       Description                                        No. of Items       Cost
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
049            01052765    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         33         620
----------------------------------------------------------------------------------------------------------------------------
050            01052766    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         34         620
----------------------------------------------------------------------------------------------------------------------------
051            01061367    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         35         620
----------------------------------------------------------------------------------------------------------------------------
052            01061368    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         36         620
----------------------------------------------------------------------------------------------------------------------------
053            01061369    NO1-AO-02733        St. stl. meshed-wire, dbl. tiered cage                         37         620
----------------------------------------------------------------------------------------------------------------------------
054            01078001    NO1-AO-02733        Refrigerator                                                    1         270
----------------------------------------------------------------------------------------------------------------------------
055            01078038    NO1-AO-02733        Refrigerator                                                    2         270
----------------------------------------------------------------------------------------------------------------------------
056            01078002    NO1-AO-02733        Surgical table/old no. 777081                                   1         326
----------------------------------------------------------------------------------------------------------------------------
057            01078017    NO1-AO-02733        Surgical scrub table                                            2         326
----------------------------------------------------------------------------------------------------------------------------
058            01078002    NO1-AO-02733        Surgical table                                                  3         326
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

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
                                                     Schedule II-A  Attachment 5

                                                        BIOQUAL, Inc.
----------------------------------------------------------------------------------------------------------------------------
                               From
Item No.       ID No.       Contract No.       Description                                        No. of Items       Cost
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
001            01052237    NO1-AO-02734        St. stl. isolettes, SMB 6010                                    1        1344
----------------------------------------------------------------------------------------------------------------------------
002            01052238    NO1-AO-02734        St. stl. isolettes, SMB 6010                                    2        1344
----------------------------------------------------------------------------------------------------------------------------
003            01052239    NO1-AO-02734        St. stl. isolettes, SMB 6010                                    3        1344
----------------------------------------------------------------------------------------------------------------------------
004            01052240    NO1-AO-02734        St. stl. isolettes, SMB 6010                                    4        1344
----------------------------------------------------------------------------------------------------------------------------
005            01052241    NO1-AO-02734        St. stl. isolettes, SMB 6010                                    5        1344
----------------------------------------------------------------------------------------------------------------------------
006            01052242    NO1-AO-02734        St. stl. isolettes, SMB 6010                                    6        1344
----------------------------------------------------------------------------------------------------------------------------
007            01052245    NO1-AO-02734        St. stl. isolettes, SMB 6010                                    7        1344
----------------------------------------------------------------------------------------------------------------------------
008            01052246    NO1-AO-02734        St. stl. isolettes, SMB 6010                                    8        1344
----------------------------------------------------------------------------------------------------------------------------
009            01052247    NO1-AO-02734        St. stl. isolettes, SMB 6010                                    9        1344
----------------------------------------------------------------------------------------------------------------------------
010            01052248    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   10        1344
----------------------------------------------------------------------------------------------------------------------------
011            01052251    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   11        1344
----------------------------------------------------------------------------------------------------------------------------
012            01052252    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   12        1344
----------------------------------------------------------------------------------------------------------------------------
013            01052255    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   13        1344
----------------------------------------------------------------------------------------------------------------------------
014            01052256    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   14        1344
----------------------------------------------------------------------------------------------------------------------------
015            01052293    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   15        1344
----------------------------------------------------------------------------------------------------------------------------
016            01052294    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   16        1344
----------------------------------------------------------------------------------------------------------------------------
017            01052295    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   17        1344
----------------------------------------------------------------------------------------------------------------------------
018            01052296    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   18        1344
----------------------------------------------------------------------------------------------------------------------------
019            01052297    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   19        1344
----------------------------------------------------------------------------------------------------------------------------
020            01052298    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   20        1344
----------------------------------------------------------------------------------------------------------------------------
021            01052336    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   21        1344
----------------------------------------------------------------------------------------------------------------------------
022            01052337    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   22        1344
----------------------------------------------------------------------------------------------------------------------------
023            01052338    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   23        1344
----------------------------------------------------------------------------------------------------------------------------
024            01052339    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   24        1344
----------------------------------------------------------------------------------------------------------------------------
025            01052340    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   25        1344
----------------------------------------------------------------------------------------------------------------------------
026            01052341    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   26        1344
----------------------------------------------------------------------------------------------------------------------------
027            01052342    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   27        1344
----------------------------------------------------------------------------------------------------------------------------
028            01052343    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   28        1344
----------------------------------------------------------------------------------------------------------------------------
029            01052344    NO1-AO-02734        St. stl. isolettes, SMB 6010                                   29        1344
----------------------------------------------------------------------------------------------------------------------------
030            01052398    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                          1         936
----------------------------------------------------------------------------------------------------------------------------
031            01052413    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                          2         936
----------------------------------------------------------------------------------------------------------------------------
032            01052414    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                          3         936
----------------------------------------------------------------------------------------------------------------------------
033            01052418    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                          4         936
----------------------------------------------------------------------------------------------------------------------------
034            01052419    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                          5         936
----------------------------------------------------------------------------------------------------------------------------
035            01052423    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                          6         936
----------------------------------------------------------------------------------------------------------------------------
036            01052429    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                          7         936
----------------------------------------------------------------------------------------------------------------------------
037            01052431    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                          8         936
----------------------------------------------------------------------------------------------------------------------------
038            01052432    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                          9         936
----------------------------------------------------------------------------------------------------------------------------
039            01052434    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         10         936
----------------------------------------------------------------------------------------------------------------------------
040            01052443    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         11         936
----------------------------------------------------------------------------------------------------------------------------
041            01052446    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         12         936
----------------------------------------------------------------------------------------------------------------------------
042            01052452    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         13         936
----------------------------------------------------------------------------------------------------------------------------
043            01052462    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         14         936
----------------------------------------------------------------------------------------------------------------------------
044            01052465    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         15         936
----------------------------------------------------------------------------------------------------------------------------
045            01052466    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         16         936
----------------------------------------------------------------------------------------------------------------------------
046            01052467    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         17         936
----------------------------------------------------------------------------------------------------------------------------
047            01052471    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         18         936
----------------------------------------------------------------------------------------------------------------------------
048            01052473    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         19         936
----------------------------------------------------------------------------------------------------------------------------
049            01052474    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         20         936
----------------------------------------------------------------------------------------------------------------------------
050            01052488    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         21         936
----------------------------------------------------------------------------------------------------------------------------
051            01052497    NO1-AO-02734        Cages, st. stl., 4.3 SMB 1025 modified                         22         936
----------------------------------------------------------------------------------------------------------------------------

                                                      Schedule II-A Attachment 5

                                 BIOQUAL, Inc.

----------------------------------------------------------------------------------------------------------------------------
                               From
Item No.       ID No.       Contract No.       Description                                        No. of Items       Cost
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
001            00899923    NO1-AO-02735        Refrigerator/old no. 372189                                     1         270
----------------------------------------------------------------------------------------------------------------------------
002            01052087    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                          1         936
----------------------------------------------------------------------------------------------------------------------------
003            01052092    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                          2         936
----------------------------------------------------------------------------------------------------------------------------
004            01052515    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                          3         936
----------------------------------------------------------------------------------------------------------------------------
005            01052522    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                          4         936
----------------------------------------------------------------------------------------------------------------------------
006            01052523    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                          5         936
----------------------------------------------------------------------------------------------------------------------------
007            01052527    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                          6         936
----------------------------------------------------------------------------------------------------------------------------
008            01052532    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                          7         936
----------------------------------------------------------------------------------------------------------------------------
009            01052540    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                          8         936
----------------------------------------------------------------------------------------------------------------------------
010            01052541    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                          9         936
----------------------------------------------------------------------------------------------------------------------------
011            01052552    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                         10         936
----------------------------------------------------------------------------------------------------------------------------
012            01052555    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                         11         936
----------------------------------------------------------------------------------------------------------------------------
013            01052575    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                         12         936
----------------------------------------------------------------------------------------------------------------------------
014            01052824    NO1-AO-02735        Cages, st. stl., 4.3 SMB 1025 modified                         13         936
----------------------------------------------------------------------------------------------------------------------------
015            01052141    NO1-AO-02735        St. stl. isolettes, SMB 6010                                    1        1344
----------------------------------------------------------------------------------------------------------------------------
016            01052142    NO1-AO-02735        St. stl. isolettes, SMB 6010                                    2        1344
----------------------------------------------------------------------------------------------------------------------------
017            01052143    NO1-AO-02735        St. stl. isolettes, SMB 6010                                    3        1344
----------------------------------------------------------------------------------------------------------------------------
018            01052144    NO1-AO-02735        St. stl. isolettes, SMB 6010                                    4        1344
----------------------------------------------------------------------------------------------------------------------------
019            01052145    NO1-AO-02735        St. stl. isolettes, SMB 6010                                    5        1344
----------------------------------------------------------------------------------------------------------------------------
020            01052146    NO1-AO-02735        St. stl. isolettes, SMB 6010                                    6        1344
----------------------------------------------------------------------------------------------------------------------------
021            01052147    NO1-AO-02735        St. stl. isolettes, SMB 6010                                    7        1344
----------------------------------------------------------------------------------------------------------------------------
022            01052148    NO1-AO-02735        St. stl. isolettes, SMB 6010                                    8        1344
----------------------------------------------------------------------------------------------------------------------------
023            01052151    NO1-AO-02735        St. stl. isolettes, SMB 6010                                    9        1344
----------------------------------------------------------------------------------------------------------------------------
024            01052152    NO1-AO-02735        St. stl. isolettes, SMB 6010                                   10        1344
----------------------------------------------------------------------------------------------------------------------------
025            01052235    NO1-AO-02735        St. stl. isolettes, SMB 6010                                   11        1344
----------------------------------------------------------------------------------------------------------------------------
026            01052681    NO1-AO-02735        Cages, sm., isolettes, 4.0                                      1         936
----------------------------------------------------------------------------------------------------------------------------
027            01052686    NO1-AO-02735        Cages, sm., isolettes, 4.0                                      2         936
----------------------------------------------------------------------------------------------------------------------------
028            01052699    NO1-AO-02735        Cages, sm., isolettes, 4.0                                      3         936
----------------------------------------------------------------------------------------------------------------------------
029            01052702    NO1-AO-02735        Cages, sm., isolettes, 4.0                                      4         936
----------------------------------------------------------------------------------------------------------------------------
030            01052705    NO1-AO-02735        Cages, sm., isolettes, 4.0                                      5         936
----------------------------------------------------------------------------------------------------------------------------
031            01052709    NO1-AO-02735        Cages, sm., isolettes, 4.0                                      6         936
----------------------------------------------------------------------------------------------------------------------------
032            406402      NO1-AO-02735        Cabinet, blue/gray                                              1         345
----------------------------------------------------------------------------------------------------------------------------
033            406417      NO1-AO-02735        Cabinet, blue/gray                                              2         266
----------------------------------------------------------------------------------------------------------------------------
034            406418      NO1-AO-02735        Cabinet, blue/gray                                              3         294
----------------------------------------------------------------------------------------------------------------------------
035            406419      NO1-AO-02735        Cabinet, blue/gray                                              4         281
----------------------------------------------------------------------------------------------------------------------------
036            406420      NO1-AO-02735        Cabinet, blue/gray                                              5         219
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                                                     Schedule II-A  Attachment 5

CONTRACTOR-ACQUIRED GOVERNMENT PROPERTY                           Schedule I-A


DESCRIPTION               QUANTITY     DECAL #     COST PER UNIT     TOTAL
-----------               --------     -------     -------------     -----

OHAUS CHAMP
SERIES BENCH SCALES          2                       $1,725.00      $3,450.00
MODEL # B150A520

                                                                    ATTACHMENT 6

------------------------------------------------------------------------------------------------------------------------------------
                                             REPORT OF GOVERNMENT OWNED, CONTRACTOR HELD
                                                              PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR:                                                                     CONTRACT NUMBER


------------------------------------------------------------------------------------------------------------------------------------
ADDRESS                                                                         REPORT DATE:

                                                                                ----------------------------------------------------
                                                                                FISCAL YEAR:

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         CLASSIFICATION               BEGINNING OF                         ADJUSTMENTS                           END OF PERIOD
                                         PERIOD

------------------------------------------------------------------------------------------------------------------------------------
                                    #ITEMS     VALUE       GFP ADDED        CAP ADDED        DELETIONS      #ITEMS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LAND**$25K

------------------------------------------------------------------------------------------------------------------------------------
   LAND*$25K

------------------------------------------------------------------------------------------------------------------------------------
   OTHER REAL**$25K

------------------------------------------------------------------------------------------------------------------------------------
   OTHER REAL *$25K

------------------------------------------------------------------------------------------------------------------------------------
   PROPERTY UNDER
   CONST**$25K
------------------------------------------------------------------------------------------------------------------------------------
   PROPERTY UNDER
   CONST*$25K
------------------------------------------------------------------------------------------------------------------------------------
   PLANT EQUIP**$25K

------------------------------------------------------------------------------------------------------------------------------------
   PLANT EQUIP *$25K

------------------------------------------------------------------------------------------------------------------------------------
   SPECIAL TOOLING**$25K
------------------------------------------------------------------------------------------------------------------------------------
   SPECIAL TOOLING*$25K

------------------------------------------------------------------------------------------------------------------------------------
   SPECIAL TEST
   EQUIP**$25K
------------------------------------------------------------------------------------------------------------------------------------
   SPECIAL TEST EQUIP*$25K
------------------------------------------------------------------------------------------------------------------------------------
   AGENCY PECULIAR**$25K
------------------------------------------------------------------------------------------------------------------------------------
   AGENCY PECULIAR*$25K
------------------------------------------------------------------------------------------------------------------------------------
   MATERIAL**$25K
   (CUMULATIVE)
------------------------------------------------------------------------------------------------------------------------------------
   PROPERTY UNDER
   MFR**$25K
------------------------------------------------------------------------------------------------------------------------------------
   PROPERTY UNDER
   MFR*$25K
------------------------------------------------------------------------------------------------------------------------------------
   SIGNED BY:                                                                             DATE SIGNED:



------------------------------------------------------------------------------------------------------------------------------------

*  less than
** greater than or equal to

                                                                    ATTACHMENT 7